CHINA POWER INTERNATIONAL HOLDING LIMITED
                           as Guarantor and a Sponsor


                                       and


                      AES CHINA HOLDING COMPANY (L) LIMITED
                         as Junior Lender and a Sponsor


                                       and


             ANHUI LIYUAN ELECTRIC POWER DEVELOPMENT COMPANY LIMITED


                                       and


                         WUHU ENERGY DEVELOPMENT COMPANY
              together as Junior Subordinated Lenders and Sponsors


                                       and


             WUHU SHAODA ELECTRIC POWER DEVELOPMENT COMPANY LIMITED
                                   as Borrower




                         JUNIOR SUBORDINATION AGREEMENT



                             CHADBOURNE & PARKE LLP
                            AMERICAN ATTORNEYS AT LAW

                           SUITE 3704, PEREGRINE TOWER
                           LIPPO CENTRE, 89 QUEENSWAY
                                    HONG KONG

                                    CONTENTS


Number    Clause Heading                                                   Page
------    --------------                                                   ----

1.        Interpretation.....................................................2
2.        Subordination of Indebtedness......................................5
3.        Permitted Payments................................................15
4.        Further Acknowledgments...........................................15
5.        Acknowledgment by Borrower........................................16
6.        Continuing Security...............................................17
7.        Representations and Warranties....................................17
8.        Undertakings......................................................18
9         Borrower's Representations, Warranties and Undertakings...........20
10.       Claims by Junior Creditors........................................21
11.       Taxes and Other Deductions........................................21
12.       Costs, Charges and Expenses.......................................21
13.       Indemnity.........................................................22
14.       Further Assurance.................................................23
15.       Suspense Account..................................................23
16.       Waiver and Severability...........................................23
17.       Miscellaneous.....................................................24
18.       Assignment........................................................25
19.       Notices...........................................................26
20.       Governing Law and Jurisdiction....................................27



Execution Block

THIS DEED is made on the                day of                        1996
                         --------------        ----------------------


AMONG:

(1) CHINA POWER INTERNATIONAL HOLDING LIMITED of Suite 5306, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong (in its capacity as guarantor of the obligations of the Borrower under the Senior Loan Agreement, the Guarantor, and in its capacity as a sponsor of the Project and as a provider of subordinated loans under clause 2.02 of the Senior Subordination Agreement, a "Sponsor");

(2) AES CHINA HOLDING COMPANY (L) LIMITED of Lot A, Level 3, Wisma Oceanic, Jalan OKK Awang Besar, 87007, Federal Territory of Labuan, Malaysia (in its capacity as a lender under the AES Loan Agreement, the "Junior Lender", and in its capacity as a sponsor of the Project and as a provider of subordinated loans under clause 2.02 of the Senior Subordination Agreement, a "Sponsor");

(3) ANHUI LIYUAN ELECTRIC POWER DEVELOPMENT COMPANY LIMITED of No. 415 Wuhu Road, Hefei, Anhui Province, People's Republic of China ("Anhui Liyuan");

(4) WUHU ENERGY DEVELOPMENT COMPANY of Commercial Office Building, West Huangshan Road, Wuhu, Anhui Province, People's Republic of China ("Wuhu");

         (Anhui Liyuan and Wuhu shall, in their capacities as lenders under their respective Committed Junior Subordinated Loan Agreements, be collectively referred to as the "Junior Subordinated Lenders", and in their capacities as sponsors of the Project and as providers of subordinated loans under clause 2.02 of the Senior Subordination Agreement, "Sponsors"); and

(5) WUHU SHAODA ELECTRIC POWER DEVELOPMENT COMPANY LIMITED, an equity joint venture company formed under the Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment and whose registered office is at Commercial Office Building, West Huangshan Road, Wuhu, Anhui Province, People's Republic of China, as borrower (the "Borrower").


WHEREAS:

(A)      By a guarantee (the "CPIL Guarantee") executed, or to be executed, by
         (1) the Guarantor and (2) the Facility Agent, the Guarantor has agreed to guarantee the payment obligations of the Borrower under the Senior Loan Agreement, upon the terms set out therein.

(B) By a loan agreement (the "AES Loan Agreement") executed, or to be executed, by (1) the Borrower and (2) the Junior Lender, the Junior Lender has agreed to make available to the Borrower a term loan facility of up to eighteen million Dollars (US$18,000,000) (the "AES Loan"), upon the terms set out therein.

(C) By a loan agreement (the "Anhui Liyuan Loan Agreement") executed, or to be executed, by (1) the Borrower and (2) Anhui Liyuan, Anhui Liyuan has agreed to make available to the Borrower a term loan facility upon the terms set out therein.

(D) By a loan agreement (the "Wuhu Loan Agreement") executed, or to be executed, by (1) the Borrower and (2) Wuhu, Wuhu has agreed to make available to the Borrower a term loan facility upon the terms set out therein.

(E) By an undertaking and subordination deed (the "Senior Subordination Agreement") executed, or to be executed, by (1) the Borrower, (2) the Facility Agent and (3) the Sponsors, the Sponsors have agreed, among other things, to make subordinated loans available to the Borrower to meet Working Capital Deficits (as defined in the Senior Subordination Agreement), upon the terms set out therein.

(F) It is a condition precedent to the Junior Lender making the Facility available to the Borrower that each of the parties hereto enter into this Deed.


NOW THIS DEED WITNESSES as follows:

1.       INTERPRETATION

1.01 Definitions and Construction. In this Deed, unless the context requires otherwise:

         (a) terms and expressions defined in or construed for the purposes of the AES Loan Agreement shall have the same meanings or be construed in the same manner when used in this Deed;

         (b) "Class A Indebtedness" means all and any sums now or hereafter due and owing by the Borrower to the Guarantor by way of subrogation, set-off, counterclaim or otherwise against the Borrower in respect of any payment made by the Guarantor under the Guarantee, provided that such Class A Indebtedness shall not exceed sixty-five million Dollars (US$65,000,000);

         (c) "Class B Indebtedness" means all and any sums (whether principal, interest, fees or otherwise) now or hereafter due and owing by the Borrower to the Junior Lender under the AES Loan Agreement or any Subordinated Security Document to which the Borrower is a party and all other monies thereby secured;

         (d) "Class C Indebtedness" means all and any sums (whether principal, interest, fees or otherwise) now or hereafter due and owing by the Borrower to the Junior Subordinated Lenders under the Committed Junior Subordinated Loan Agreements;

         (e) "Class D Indebtedness" means all and any sums (whether principal, interest, fees or otherwise) now or hereafter due and owing by the Borrower to the Sponsors under the Sponsor Subordinated Loan Agreements;

         (f) "Committed Junior Subordinated Loan Agreements" means the Anhui Liyuan Loan Agreement and the Wuhu Loan Agreement;

         (g) "Committed Junior Subordinated Loans" means the loans made under the Committed Junior Subordinated Loan Agreements;

         (h) "Event of Default" means, with respect to each class of indebtedness, any occurrence of any event of default in any document evidencing any Senior Indebtedness; and "prospective Event of Default" means any event or circumstance which with the giving of notice and/or the passage of time and/or the making of any relevant determination and/or the forming of any necessary opinion would be an Event of Default;

         (i) A "holder" of any class of indebtedness means the holder of the specified class of indebtedness, as such, for purposes of determining rights and obligations hereunder, without regard to any other class of indebtedness that may also be held by such holder.

         (j) "Junior Creditor" means any holder of Junior Indebtedness, as such.

         (k) "Junior Indebtedness" means, with respect to any class of indebtedness subject to this Deed, another class of indebtedness which is subordinated in right of payment as provided in Clause 2, and

                  (i) with respect to Class A Indebtedness, Junior Indebtedness means Class B, C and D Indebtedness;

                  (ii) with respect to Class B Indebtedness, Junior Indebtedness means Class C and D Indebtedness; and

                  (iii) with respect to Class C Indebtedness, Junior Indebtedness means Class D Indebtedness;

         (l) "Senior Creditor" means any holder of Senior Indebtedness, as such.

         (m) "Senior Indebtedness" means, with respect to any class of indebtedness subject to this Deed, another class of indebtedness which has priority in right of payment as provided in Clause 2, and

                  (i) with respect to Class D Indebtedness, Senior Indebtedness means Class A, B and C Indebtedness;

                  (ii) with respect to Class C Indebtedness, Senior Indebtedness means Class A and B Indebtedness; and

                  (iii) with respect to Class B Indebtedness, Senior Indebtedness means Class A Indebtedness;

         (n) "Sponsor Subordinated Loan Agreements" means all loan agreements, facility letters or other documents now or hereafter entered into between the Sponsors and the Borrower creating or evidencing all loans made pursuant to clause 2 of the Senior Subordination Agreement;

         (o) "Subordinated Indebtedness" means the Class A, B, C and D Indebtedness; and

         (p) "Subordinated Loan Agreements" means all loan agreements, facility letters or other documents now or hereafter entered into between the holders of Class B, C and D Indebtedness and the Borrower.

1.02 The Junior Creditors. References to the Junior Creditors shall mean and include each and every person liable hereunder as a Junior Creditor or, where the context permits, any one or more of them and all representations, warranties, undertakings, agreements and obligations of the Junior Creditors herein expressed or implied shall, unless the context requires otherwise, be deemed to be made, given or assumed by each of the Junior Creditors severally.

1.03 Successors and Assigns. The expressions "Guarantor", "Sponsors", "Junior Subordinated Lenders", "Borrower", "Junior Lender", "Anhui Liyuan", "Wuhu", "holder", "Junior Creditor" and "Senior Creditor" shall where the context permits include their respective personal representatives, successors and permitted assigns and any persons deriving title under them.

1.04 Miscellaneous. In this Deed, unless the context requires otherwise, references to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time; words importing the singular include the plural and vice versa and words importing a gender include every gender; references to any document referred to herein shall be construed as references to such document as the same may be amended or supplemented (provided that any required consent or approval for such amendment or supplement has been obtained) from time to time; unless otherwise stated, references to Clauses are to clauses of this Deed. Clause headings are inserted for reference only and shall be ignored in construing this Deed.


2.       SUBORDINATION OF INDEBTEDNESS

2.01     Class A Indebtedness.

         (a) Subordination. In consideration of the holder of Class A Indebtedness agreeing to guarantee the obligations of the Borrower under the Senior Loan Agreement and as a continuing security for the due and punctual payment of the Class A Indebtedness and the due and punctual performance and observance by the Borrower of all obligations of the Borrower contained in any security document in favor of the Guarantor to which the Borrower is a party, each of the holders of Class B, C and D Indebtedness agrees that throughout the continuance of this Deed and so long as the Class A Indebtedness or any part thereof remains owing:

                  (i) except as provided in Clause 3, the Class B, C and D Indebtedness, as applicable, owing to it:

                           (A) is, and shall remain, subordinated and the payment thereof deferred to all and any rights, claims and actions which the holder of Class A Indebtedness may now or hereafter have against the Borrower in respect of the Class A Indebtedness;

                           (B) shall not be repaid or repayable, in whole or in part, except with the prior written consent of the holder of Class A Indebtedness in the event of the winding-up, liquidation or dissolution of the Borrower (or any proceedings analogous thereto);

                           (C) may accrue interest, but such interest shall not be payable;

                           (D) except for the Class B Indebtedness, is and shall remain unsecured by any Charge over the whole or any part of the assets of the Borrower; and

                           (E) is not, and shall not become capable of being, subject to any right of set-off or counterclaim;

                  (ii) except as provided in Clause 3, it shall not claim, request, demand, sue for, take or receive (whether by set-off or in any other manner and whether from the Borrower or any other person) any money or other property in respect of the Class B, C or D Indebtedness or any part thereof;

                  (iii) if any monies (including the proceeds of any set-off or counterclaim) or other property are received directly or indirectly in respect of any Class B, C or D Indebtedness by or on behalf of it in breach of any of the provisions of this Deed, it will hold the same upon trust to be applied first in or towards payment of Class A
                           Indebtedness   and  second,   as  to  any  balance
                           remaining after irrevocable and unconditional payment and discharge in full of the Class A Indebtedness, in or towards payment of the Class B, C and D Indebtedness in accordance with the provisions of this Deed;

                  (iv) if any Charge is created as security for the Class C or D Indebtedness then, immediately on the creation thereof, the benefit of such Charge shall be assigned or transferred in favor of the holder of Class A Indebtedness as security for the Class A Indebtedness and any instrument or agreement evidencing such Charge shall be deposited with the holder of Class A indebtedness; and

                  (v) it shall require the Borrower to, and shall ensure that the Borrower shall pay to the holder of Class A Indebtedness or as the holder of Class A Indebtedness may direct any amounts which, if paid to such holder of Class B, C or D Indebtedness, would be subject to the trust mentioned in paragraph (iii) above.

         (b) Proceedings for Winding-Up of Borrower. In any proceedings for the compulsory or voluntary winding-up, liquidation or dissolution of the Borrower (or any proceedings analogous thereto):

                  (i) the holder of Class A Indebtedness shall be entitled to receive payment in full of the Class A Indebtedness before the holders of Class B, C and D Indebtedness shall be entitled to receive any payment on account of the Class B, C or D Indebtedness or any part thereof; and

                  (ii) the holders of Class B, C and D Indebtedness agree that they will prove for the full amount of their claims in respect of their respective Class B, C and D Indebtedness and that in accordance with the trust mentioned in Clause 2.01(a)(iii), any amounts payable to the holders of Class B, C and D Indebtedness in respect of the Class B, C and D Indebtedness shall be applied in payment or satisfaction of the Class A Indebtedness until the whole of the Class A Indebtedness shall have been certified by the holder of Class A Indebtedness as having been discharged and the remaining balance (if any) may be applied towards payment of the Class B, C and D Indebtedness in accordance with the provisions of this Deed.

         (c) Subordinated Loan Agreements. Each of the holders of Class B, C and D Indebtedness agree that:

                  (i) each and every Subordinated Loan Agreement entered into by it shall be subject in every respect to the terms of this Deed;

                  (ii) insofar as the terms of any Subordinated Loan Agreement entered into by it or any transaction in connection therewith are or may be inconsistent with the terms of this Deed, the terms contained herein shall prevail;

                  (iii) in respect of any Subordinated Loan Agreement proposed to be entered into by it after the date hereof, the prior written approval of the terms thereof shall first be obtained from the holder of Class A Indebtedness;

                  (iv) no amendment shall be made to any Subordinated Loan Agreement entered into by it except in writing and with the prior written approval of the terms thereof by the holder of Class A Indebtedness, such approval not to be unreasonably withheld;

                  (v) immediately after the execution of any Subordinated Loan Agreement entered into by it, or any agreement for the amendment of any Subordinated Loan Agreement entered into by it, copies thereof shall be delivered to the holder of Class Indebtedness as evidence thereof; and

                  (vi) no prepayment of principal may be made by the Borrower to the holders of Class C or D Indebtedness (or payment in respect thereof accepted by the holders of Class C or D Indebtedness) under any Subordinated Loan Agreement entered into by the holders of Class C or D Indebtedness.

         (d) Application. All monies and other property received by the holder of Class A Indebtedness in respect of the Class B, C or D Indebtedness may be applied in or towards satisfaction of the Class A Indebtedness due and owing in such manner as the holder of Class A Indebtedness may decide, provided that:

                  (i) any excess after the Class A Indebtedness has been paid in full shall be paid or delivered to the holder of Class B Indebtedness and may be applied in or towards satisfaction of the Class B Indebtedness due and owing in such manner as the holder of Class B Indebtedness may decide;

                  (ii) any excess after the Class B Indebtedness has been paid in full shall be paid or delivered to the holders of Class C Indebtedness and may be applied in or towards satisfaction of the Class C Indebtedness due and owing in such manner as the holders of Class C Indebtedness may decide; and

                  (iii) any excess after the Class C Indebtedness has been paid in full shall be paid or delivered to the holders of Class D Indebtedness and may be applied in or towards satisfaction of the Class D Indebtedness due and owing in such manner as the holders of Class D Indebtedness may decide.

         (e) Directions and Authorizations. Each holder of Class B, C and D Indebtedness hereby irrevocably:

                  (i) directs the Borrower to pay to the holder of Class A Indebtedness (or as the holder of Class A Indebtedness may direct) any amounts which, if paid to such holder of Class B, C or D Indebtedness would be subject to the trust mentioned in Clause 2.01(a)(iii); and

                  (ii) authorizes the holder of Class A Indebtedness, in the event of a compulsory or voluntary winding up, liquidation or dissolution of the Borrower (or any proceedings analogous thereto) to ask, demand, sue or prove for, and take and receive, in the name of such holder of Class B, C or D Indebtedness or otherwise, all amounts payable to such holder of Class B, C or D Indebtedness on account of any Class B, C or D Indebtedness owing by the Borrower, and each of the holders of Class B, C and D Indebtedness further covenants that in such event at the request of the holder of Class A Indebtedness, it will take all such action and execute all such documents as the holder of Class A Indebtedness may reasonably require in order to enable the holder of Class A Indebtedness to recover such Class B, C or D Indebtedness or any part thereof.

2.02     Class B Indebtedness.

         (a) Subordination. In consideration of the holder of Class B Indebtedness agreeing to make the AES Loan available to the Borrower upon the terms and conditions of the AES Loan Agreement and as a continuing security for the due and punctual payment of the Class B Indebtedness and the due and punctual performance and observance by the Borrower of all other obligations of the Borrower contained in the AES Loan Agreement or any Subordinated Security Document or any other security document related thereto to which it is a party, each of the holders of Class C and D Indebtedness agrees that throughout the continuance of this Deed and so long as the Class B Indebtedness or any part thereof remains owing:

         (i) except as provided in Clause 3, the Class C and D Indebtedness, as applicable, owing to it:

                           (A) is, and shall remain, subordinated and the payment thereof deferred to all and any rights, claims and actions which the holder of Class B Indebtedness may now or hereafter have against the Borrower in respect of the Class B Indebtedness;

                           (B) shall not be repaid or repayable, in whole or in part, except with the prior written consent of the holder of Class B Indebtedness in the event of the winding-up, liquidation or dissolution of the Borrower (or any proceedings analogous thereto);

                           (C) may accrue interest, but such interest shall not be payable;

                           (D) is and shall remain unsecured by any Charge over the whole or any part of the assets of the Borrower; and

                           (E) is not, and shall not become capable of being, subject to any right of set-off or counterclaim;

                  (ii) except as provided in Clause 3, it shall not claim, request, demand, sue for, take or receive (whether by set-off or in any other manner and whether from the Borrower or any other person) any money or other property in respect of the Class C or D Indebtedness or any part thereof;

                  (iii) if any monies (including the proceeds of any set-off or counterclaim) or other property are received directly or indirectly in respect of any Class C or D Indebtedness by or on behalf of it in breach of any of the provisions of this Deed, it will hold the same upon trust to be applied first in or towards payment of Class B Indebtedness and second, as to any balance remaining after irrevocable and unconditional payment and discharge in full of the Class B Indebtedness, in or towards payment of the Class C and D Indebtedness in accordance with the provisions of this Deed;

                  (iv) if any Charge is created as security for the Class C or D Indebtedness then, immediately on the creation thereof, the benefit of such Charge shall be assigned or transferred in favor of the holder of Class B Indebtedness as security for the Class B Indebtedness and any instrument or agreement evidencing such Charge shall be deposited with the holder of Class B indebtedness; and

                  (v) it shall require the Borrower to, and shall ensure that the Borrower shall pay to the holder of Class B Indebtedness or as the holder of Class B Indebtedness may direct any amounts which, if paid to such holder of Class C or D Indebtedness, would be subject to the trust mentioned in paragraph (iii) above.

         (b) Proceedings for Winding-Up of Borrower. In any proceedings for the compulsory or voluntary winding-up, liquidation or dissolution of the Borrower (or any proceedings analogous thereto):

                  (i) the holder of Class B Indebtedness shall be entitled to receive payment in full of the Class B Indebtedness before the holders of Class C and D Indebtedness shall be entitled to receive any payment on account of the Class C or D Indebtedness or any part thereof; and

                  (ii) the holders of Class C and D Indebtedness agree that they will prove for the full amount of their claims in respect of their respective Class C and D Indebtedness and that in accordance with the trust mentioned in Clause 2.02(a)(iii), any amounts payable to the holders of Class C and D Indebtedness in respect of the Class C and D Indebtedness shall be applied in payment or satisfaction of the Class B Indebtedness until the whole of the Class B Indebtedness shall have been certified by the holder of Class B Indebtedness as having been discharged and the remaining balance (if any) may be applied towards payment of the Class C and D Indebtedness in accordance with the provisions of this Deed.

         (c) Subordinated Loan Agreements. Each of the holders of Class C and D Indebtedness agrees that:

                  (i) each and every Subordinated Loan Agreement entered into by it shall be subject in every respect to the terms of this Deed;

                  (ii) insofar as the terms of any Subordinated Loan Agreement entered into by it or any transaction in connection therewith are or may be inconsistent with the terms of this Deed, the terms contained herein shall prevail;

                  (iii) in respect of any Subordinated Loan Agreement proposed to be entered into by it after the date hereof, the prior written approval of the terms thereof shall first be obtained from the holder of Class B Indebtedness;

                  (iv) no amendment shall be made to any Subordinated Loan Agreement entered into by it except in writing and with the prior written approval of the terms thereof by the holder of Class B Indebtedness, such approval not to be unreasonably withheld;

                  (v) immediately after the execution of any Subordinated Loan Agreement entered into by it, or any agreement for the amendment of any Subordinated Loan Agreement entered into by it, copies thereof shall be delivered to the holder of Class B Indebtedness as evidence thereof; and

                  (vi) no prepayment of principal may be made by the Borrower to the holders of Class C or D Indebtedness (or payment in respect thereof accepted by the holders of Class C or D Indebtedness) under any Subordinated Loan Agreement entered into by it.

         (d) Application. All monies and other property received by the holder of Class B Indebtedness in respect of the Class C or D Indebtedness may be applied in or towards satisfaction of the Class B Indebtedness due and owing in such manner as the holder of Class B Indebtedness may decide, provided that:

                  (i) any excess after the Class B Indebtedness has been paid in full shall be paid or delivered to the holders of Class C Indebtedness and may be applied in or towards satisfaction of the Class C Indebtedness due and owing in such manner as the holders of Class C Indebtedness may decide; and

                  (ii) any excess after the Class C Indebtedness has been paid in full shall be paid or delivered to the holders of Class D Indebtedness and may be applied in or towards satisfaction of the Class D Indebtedness due and owing in such manner as the holders of Class D Indebtedness may decide.

         (e) Directions and Authorizations. Each holder of Class C and D Indebtedness hereby irrevocably:

                  (i) directs the Borrower to pay to the holder of Class B Indebtedness (or as the holder of Class B Indebtedness may direct) any amounts which, if paid to such holder of Class C or D Indebtedness would be subject to the trust mentioned in Clause 2.02(a)(iii); and

                  (ii) authorizes the holder of Class B Indebtedness, in the event of a compulsory or voluntary winding up, liquidation or dissolution of the Borrower (or any proceedings analogous thereto) to ask, demand, sue or prove for, and take and receive, in the name of such holder of Class C or D Indebtedness or otherwise, all amounts payable to such holder of Class C or D Indebtedness on account of any Class C or D Indebtedness owing by the Borrower, and each of the holders of Class C and D Indebtedness further covenants that in such event at the request of the holder of Class B Indebtedness, it will take all such action and execute all such documents as the holder of Class B Indebtedness may reasonably require in order to enable the holder of Class B Indebtedness to recover such Class C or D Indebtedness or any part thereof.

2.03     Class C Indebtedness.

         (a) Subordination. In consideration of the holders of Class C Indebtedness agreeing to make their respective Committed Junior Subordinated Loans available to the Borrower upon the terms and conditions of the Committed Junior Subordinated Loan Agreements and as a continuing security for the due and punctual payment of the Class C Indebtedness and the due and punctual performance and observance by the Borrower of all other obligations of the Borrower contained in the Committed Junior Subordinated Loan Agreements, the holders of Class D Indebtedness agree that throughout the continuance of this Deed and so long as the Class C Indebtedness or any part thereof remains owing:

         (i) except as provided in Clause 3, the Class D Indebtedness owing to it:

                           (A) is, and shall remain, subordinated and the payment thereof deferred to all and any rights, claims and actions which the holders of Class C Indebtedness may now or hereafter have against the Borrower in respect of the Class C Indebtedness;

                           (B) shall not be repaid or repayable, in whole or in part, except with the prior written consent of the holders of Class C Indebtedness in the event of the winding-up, liquidation or dissolution of the Borrower (or any proceedings analogous thereto);

                           (C) may accrue interest, but such interest shall not be payable;

                           (D) is and shall remain unsecured by any Charge over the whole or any part of the assets of the Borrower; and

                           (E) is not, and shall not become capable of being, subject to any right of set-off or counterclaim;

                  (ii) except as provided in Clause 3, it shall not claim, request, demand, sue for, take or receive (whether by set-off or in any other manner and whether from the Borrower or any other person) any money or other property in respect of the Class D Indebtedness or any part thereof;

                  (iii) if any monies (including the proceeds of any set-off or counterclaim) or other property are received directly or indirectly in respect of any Class D Indebtedness by or on behalf of it in breach of any of the provisions of this Deed, it will hold the same upon trust to be applied first in or towards payment of Class C Indebtedness and second, as to any balance remaining after irrevocable and unconditional payment and discharge in full of the Class C Indebtedness, in or towards payment of the Class D Indebtedness in accordance with the provisions of this Deed;

                  (iv) if any Charge is created as security for the Class D Indebtedness then, immediately on the creation thereof, the benefit of such Charge shall be assigned or transferred in favor of the holder of Class C Indebtedness as security for the Class C Indebtedness and any instrument or agreement evidencing such Charge shall be deposited with the holder of Class C indebtedness; and

                  (v) it shall require the Borrower to, and shall ensure that the Borrower shall pay to the holder of Class C Indebtedness or as the holder of Class C Indebtedness may direct any amounts which, if paid to such holder of Class D Indebtedness, would be subject to the trust mentioned in paragraph (iii) above.

         (b) Proceedings for Winding-Up of Borrower. In any proceedings for the compulsory or voluntary winding-up, liquidation or dissolution of the Borrower (or any proceedings analogous thereto):

                  (i) the holders of Class C Indebtedness shall be entitled to receive payment in full of the Class C Indebtedness before the holders of Class D Indebtedness shall be entitled to receive any payment on account of the Class D Indebtedness or any part thereof; and

                  (ii) the holders of Class D Indebtedness agree that they will prove for the full amount of their claims in respect of their Class D Indebtedness and that in accordance with the trust mentioned in Clause 2.03(a)(iii), any amounts payable to the holders of Class D Indebtedness in respect of the Class D Indebtedness shall be applied in payment or satisfaction of the Class C Indebtedness until the whole of the Class C Indebtedness shall have been certified by the holder of Class C Indebtedness as having been discharged and the remaining balance (if any) may be applied towards payment of the Class D Indebtedness in accordance with the provisions of this Deed.

         (c) Subordinated Loan Agreements. Each of the holders of Class D Indebtedness agrees that:

                  (i) each and every Subordinated Loan Agreement entered into by it in respect of Class D Indebtedness shall be subject in every respect to the terms of this Deed;

                  (ii) insofar as the terms of any Subordinated Loan Agreement entered into by it in respect of Class D Indebtedness or any transaction in connection therewith are or may be inconsistent with the terms of this Deed, the terms contained herein shall prevail;

                  (iii) in respect of any Subordinated Loan Agreement proposed to be entered into by it in respect of Class D Indebtedness after the date hereof, the prior written approval of the terms thereof shall first be obtained from the holders of Class C Indebtedness;

                  (iv) no amendment shall be made to any Subordinated Loan Agreement entered into by it in respect of Class D Indebtedness except in writing and with the prior written approval of the terms thereof by the holders of Class C Indebtedness, such approval not to be unreasonably withheld;

                  (v) immediately after the execution of any Subordinated Loan Agreement entered into by it in respect of Class D Indebtedness, or any agreement for the amendment of any Subordinated Loan Agreement entered into by it in respect of Class D Indebtedness, copies thereof shall be delivered to the holders of Class C Indebtedness as evidence thereof; and

                  (vi) no prepayment of principal may be made by the Borrower to the holders of Class D Indebtedness (or payment in respect thereof accepted by the holders of Class D Indebtedness) under any Subordinated Loan Agreement entered into by it in respect of Class D Indebtedness.

         (d) Application. All monies and other property received by the holder of Class C Indebtedness in respect of the Class D Indebtedness may be applied by the holders of Class C Indebtedness in or towards satisfaction of the Class C Indebtedness due and owing in such manner as the holders of Class C Indebtedness may decide, provided that any excess after the Class C Indebtedness has been paid in full shall be paid or delivered to the holders of Class D Indebtedness and may be applied in or towards satisfaction of the Class D Indebtedness due and owing in such manner as the holders of Class D Indebtedness may decide.

         (e) Directions and Authorizations. Each holder of Class D Indebtedness hereby irrevocably:

                  (i) directs the Borrower to pay to the holders of Class C Indebtedness (or as the holders of Class C Indebtedness may direct) any amounts which, if paid to such holders of Class C Indebtedness would be subject to the trust mentioned in Clause 2.03(a)(iii); and

                  (ii) authorizes the holders of Class C Indebtedness, in the event of a compulsory or voluntary winding up, liquidation or dissolution of the Borrower (or any proceedings analogous thereto) to ask, demand, sue or prove for, and take and receive, in the name of such holder of Class D Indebtedness or otherwise, all amounts payable to such holder of Class D Indebtedness on account of any Class D Indebtedness owing by the Borrower, and each of the holders of Class D Indebtedness further covenants that in such event at the request of the holder of Class C Indebtedness, it will take all such action and execute all such documents as the holders of Class C Indebtedness may reasonably require in order to enable the holders of Class C Indebtedness to recover such Class D Indebtedness or any part thereof.


3.       PERMITTED PAYMENTS

         Notwithstanding the terms of Clause 2, the Borrower shall be entitled to make scheduled payments of principal and interest to each holder of Class B, C and D Indebtedness under and in accordance with the terms of their respective Subordinated Loan Agreements, and clause 14 of the Senior Loan Agreement until such time as the Class A Indebtedness has been paid in full, and clause 14 of the AES Loan Agreement thereafter, provided that, with respect to each class, at the relevant time no Event of Default or prospective Event of Default has occurred and is continuing.


4.       FURTHER ACKNOWLEDGMENTS

4.01 Relationship between the Senior and Junior Subordination Agreements. Each of the holders of Class A, B, C and D Indebtedness acknowledges that the Class A, B, C and D Indebtedness are subordinated to any and all amounts owed by the Borrower to the Senior Financing Parties under the Senior Loan Agreement and the Security Documents (as defined in the Senior Loan Agreement) (the "Senior Bank Debt") in accordance with the terms of the Senior Subordination Agreement; that the Class B, C and D Indebtedness is subordinated to the Class A Indebtedness, the Class C and D Indebtedness is subordinated to the Class B Indebtedness and the Class D Indebtedness is subordinated to the Class C Indebtedness, all in accordance with the terms of this Deed; and that, in the event of any inconsistencies between the provisions of the Senior Subordination Agreement and this Deed, the provisions of the Senior Subordination Agreement shall govern as between the Senior Financing Parties of the one part and the holders of the Class A, B, C and D Indebtedness of the other part, and the provisions of this Deed shall govern as between or among the parties signatory hereto.

4.02 Indebtedness in Same Class. Each of the holders of Class A, B, C and D Indebtedness acknowledges that all indebtedness in the same class of indebtedness shall rank pari passu in right of payment and any payment to any class of indebtedness made hereunder shall be made pro rata to all holders of the indebtedness of such class.

4.03 Purpose of Subordination. Each of the holders of Class A, B, C and D Indebtedness acknowledges that the provisions of this Deed are and are intended solely for the purpose of defining the relative rights of such holders of indebtedness of the Borrower. Nothing contained in this Deed shall or is intended to impair, as between the Borrower and any holder of indebtedness subject to this Deed, the obligation of the Borrower, which is unconditional and absolute, to pay to such holder any amounts in respect of its indebtedness as and when the same shall become due in accordance with its terms.

4.04 AES Loan Agreement. Each of the holders of Class A, C and D Indebtedness acknowledges that AES may, without the consent of any such holders, (a) sub-participate all or any part of its interest under the AES Loan Agreement to any person and (ii) assign all or any of its rights under the AES Loan Agreement to any person, provided that each such assignee shall accede to this Deed as a holder of Class B Indebtedness.


5.       ACKNOWLEDGMENT BY BORROWER

         The Borrower acknowledges the subordination of the Class B, C and D Indebtedness and warrants and undertakes throughout the continuance of this Deed and so long as the Class A, B, C or D Indebtedness or any part thereof remains owing that:

         (a) it will make all payments due in respect of the Class B, C and D Indebtedness in accordance with the provisions of the Senior Subordination Agreement and this Deed and it will comply with all the other provisions of the Senior Subordination Agreement and this Deed and it will not do, take part in or take the benefit of anything which would or may breach the provisions of the Senior Subordination Agreement or this Deed;

         (b) it will promptly notify the Senior Creditors prior to incurring any Class B, C or D Indebtedness; and

         (c) it has no notice of any prior disposal of or Charge over the Class B, C or D Indebtedness or any part thereof to any other person.


6.       CONTINUING SECURITY

         This Deed shall be a continuing security and shall remain in full force and effect until the Class A, B and C Indebtedness have been paid in full, notwithstanding the insolvency, bankruptcy or liquidation or any incapacity or change in the constitution or status of any of the holders of Class B, C or D Indebtedness, the Borrower or any other person or any intermediate settlement of account or other matter whatsoever. This Deed is in addition to, and independent of, any Charge, guarantee or other security or right or remedy now or at any time hereafter held by or available to the holders of Class A and B Indebtedness.


7.       REPRESENTATIONS AND WARRANTIES

7.01 Representations and Warranties. Each of the Junior Creditors represents and warrants severally and for itself to the Senior Creditors that:

         (a) it has full power, authority and legal right to enter into and engage in the transactions contemplated by this Deed and has taken or obtained all necessary corporate and other action to authorize the execution and performance of this Deed;

         (b) this Deed constitutes its legal, valid and binding obligation enforceable in accordance with its terms;

         (c) neither the execution of this Deed nor the performance by it of any of its obligations or the exercise of any of its rights hereunder will conflict with or result in a breach of any law, regulation, judgment, order, authorization, agreement or obligation applicable to it or cause any limitation placed on it to be exceeded or result in the creation of or oblige it to create a Charge in respect of the Class C or D Indebtedness;

         (d) all authorizations required from any governmental or other authority or from any of its shareholders or creditors for or in connection with the execution, validity and performance of this Deed have been obtained and are in full force and effect;

         (e) it is not necessary in order to ensure the validity, enforceability or admissibility in evidence in proceedings of this Deed in its country of incorporation or any other relevant jurisdiction that it or any other document be filed or registered with any authority in its country of incorporation or elsewhere or that any tax be paid in respect thereof except as set out in appendix 2 of the AES Loan Agreement;

         (f) it is generally subject to civil and commercial law and to legal proceedings and neither it nor any of its assets or revenues are entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process;

         (g) its Subordinated Loan Agreement in existence at the date hereof is valid and in full force and effect, the provisions thereof have been fully complied with, the Borrower is not in default in respect of any provision thereof and it has provided true and complete copies thereof to the Senior Creditors;

         (h) except as provided in Clause 4.04, it is the sole beneficial owner of the Subordinated Indebtedness owing to it; and

         (i) no Charge exists over all or any part of its Subordinated Indebtedness (except as created under or pursuant to this Deed).

7.02 Continuing Representation and Warranty. Each of the Junior Creditors also represents and warrants to and undertakes with the Senior Creditors severally and for itself that the foregoing representations and warranties set out in Clause 7.01 with respect to it will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances existing from time to time, provided that each representation and warranty in Clause 7.01(b) shall (where applicable) be subject (as to matters of law only) to Schedule 3 of the AES Loan Agreement.

7.03 Qualification of Representations and Warranties. Each representation and warranty in Clauses 7.01(a) through (d) inclusive shall (where applicable) be subject (as to matters of law only) to the qualifications specified in Schedule 3 of the AES Loan Agreement.


8.       UNDERTAKINGS

8.01 Affirmative undertakings. Each of the holders of Class C and D Indebtedness severally and for itself undertakes and agrees with the holder of Class B Indebtedness throughout the continuance of this Deed and so long as the Class B Indebtedness or any part thereof remains owing that it will, unless the holder of Class B Indebtedness otherwise agrees in writing:

         (a)      supply to the holder of Class B Indebtedness:

                  (i) as soon as they are available, but in any event within one hundred and eighty (180) days after the end of each of its financial years, copies of its financial statements in respect of such financial year (including a profit and loss account and balance sheet) audited and certified by an independent public accountant acceptable to the holder of Class B Indebtedness;

                  (ii) as soon as they are available, but in any event within one hundred and twenty (120) days after the end of each half of each of its financial years, copies of its unaudited financial statements (including a profit and loss account and balance sheet) prepared on a basis consistent with its audited financial statements together with a certificate signed by its principal financial officer to the effect that such financial statements are true in all material respects and present fairly its financial position as at the end of, and the results of its operations for, such half-year period; and

                  (iii) promptly on request, such additional financial or other information relating to it as the holder of Class B Indebtedness may from time to time reasonably request;

         (b) keep proper records and books of account in respect of its business and permit the holder of Class B Indebtedness and/or any professional consultants appointed by the holder of Class B Indebtedness at all reasonable times to inspect and examine its records and books of account;

         (c) promptly inform the holder of Class B Indebtedness of the occurrence of any Event of Default or prospective Event of Default;

         (d) maintain its corporate existence and conduct its business in a proper and efficient manner and in compliance with all laws, regulations, authorizations, agreements and obligations applicable to it and pay all taxes imposed on it when due;

         (e) punctually pay all sums due from it and otherwise comply with its obligations under this Deed;

         (f) do or permit to be done every act or thing which the holder of Class B Indebtedness may from time to time reasonably require for the purpose of enforcing the rights of the holder of Class B Indebtedness hereunder;

         (g) not do or knowingly cause or permit to be done anything which may in any way depreciate, jeopardize or otherwise prejudice the value of the security of the holder of Class B Indebtedness hereunder;

         (h) not create or attempt or agree to create or permit to arise or exist any Charge over all or any part of its Subordinated Indebtedness or any interest therein or otherwise assign, deal with or dispose of all or any part of its Subordinated Indebtedness (except under or pursuant to this Deed);

         (i) at all times remain the beneficial owners of its Subordinated Indebtedness;

         (j) not vary the liability of the Borrower in relation to its Subordinated Indebtedness;

         (k) upon the request of the holder of Class B Indebtedness, supply to the holder of Class B Indebtedness such information regarding the amount and terms of the Junior Indebtedness as the holder of Class B Indebtedness may require;

         (l) subject to the provisions of this Deed, duly observe and perform all its obligations under any Subordinated Loan Agreement to which it is a party;

         (m) ensure that each date for repayment of principal and payment of interest under any Subordinated Loan Agreement to which it is a party shall be an Interest Payment Date; and

         (n) promptly inform the holder of Class B Indebtedness of any breach of this Deed known to it.


9.       BORROWER'S REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

9.01 Representations and Warranties. The Borrower represents and warrants to the holder of Class A, B, C and D Indebtedness in the terms of Clause 7.01(g) and also represents, warrants and undertakes to the Senior Creditors that such representation and warranty will be true and accurate from time to time throughout the continuance of this Deed with reference to the facts and circumstances existing from time to time.

9.02 Undertakings. The Borrower undertakes and agrees with the Senior Creditors in the terms of Clause 8.01(f), (g), (n) and (o).





10.      CLAIMS BY JUNIOR CREDITORS

         Each Junior Creditor severally represents to and undertakes with the Senior Creditors that it has not taken and will not take any security in respect of obligations owing to it under this Deed whether from the Borrower or any other person. So long as any sum remains owing by the Borrower to the Senior Creditors, no Junior Creditor shall exercise any right of subrogation, contribution or any other rights of a surety or enforce any security or other right or claim against the Borrower (whether in respect of its liability under this Deed or otherwise) or any other person who has guaranteed or given any security in respect of the Senior Indebtedness or, subject to the provisions of this Deed, claim in the insolvency or liquidation of the Borrower or any such other person in competition with the Senior Creditors. If any Junior Creditor receives any payment or benefit in breach of this Clause 10, it shall hold the same upon trust for the Senior Creditors as a continuing security for the Senior Indebtedness.


11.      TAXES AND OTHER DEDUCTIONS

         All sums payable by the Junior Creditors under this Deed shall be paid in full without set-off or counterclaim or any restriction or condition and free and clear of any tax (other than an Excluded Tax) or other deductions or withholdings of any nature. If any Junior Creditor or any other person are required by any law or regulation to make any deduction or withholding (on account of tax (other than an Excluded
         Tax) or otherwise) from any payment for the account of the Senior Creditors, the relevant Junior Creditor shall, together with such payment, pay such additional amount as will ensure that the Senior Creditors receive (free and clear of any tax (other than an Excluded
         Tax) or other deductions or withholdings) the full amount which they would have received if no such deduction or withholding had been required. The Junior Creditors shall promptly forward to the Senior Creditors copies of official receipts or other evidence showing that the full amount of any such deduction or withholding has been paid over to the relevant taxation or other authority.


12.      COSTS, CHARGES AND EXPENSES

         Each of the holders of Class C Indebtedness and the Borrower shall from time to time forthwith on demand pay to or reimburse the holders of Class B Indebtedness for:

         (a) all reasonable costs, charges and expenses (including legal and other fees on a full indemnity basis and out of pocket expenses) reasonably incurred by the holders of Class B Indebtedness in connection with the preparation, execution and registration of any amendment to or extension of, or the giving of any consent or waiver in connection with this Deed; and

         (b) all reasonable costs, charges and expenses (including legal and other fees on a full indemnity basis and out of pocket expenses) reasonably incurred by the holders of Class B Indebtedness in exercising any of their rights or powers hereunder or in suing for or seeking to recover any sums due hereunder or otherwise preserving or enforcing their rights hereunder or in defending any claims brought against them in respect of this Deed or in releasing or re-assigning this Deed upon payment of all monies hereby secured and until payment of the same in full, all such costs, charges and expenses shall be secured by this Deed.

         The liability of the holders of Class C Indebtedness in respect of amounts due under this Clause 12 shall be borne severally by them, provided that, in the event that any amount becomes payable to the holders of Class B Indebtedness under this Clause 12 solely by virtue of the action or inaction of certain holders of Class C Indebtedness, those relevant holders of Class C Indebtedness shall bear sole liability and responsibility in respect of such amount so payable. To the extent practicable, the Senior Creditors shall consult the Junior Creditors and the Borrower before incurring any major expenditure.


13.      INDEMNITY

13.01 Junior Creditors' General Indemnity. Each Junior Creditor shall indemnify the Senior Creditors against all losses, liabilities, damages, costs and expenses incurred by them in the execution or performance of the terms and conditions hereof and against all actions, proceedings, claims, demands, costs, charges and expenses which may be incurred, sustained or arise in respect of the non-performance or non-observance of any of the undertakings and agreements on the part of that Junior Creditor herein contained or in respect of any matter or thing done or omitted by it relating in any way whatsoever to the Subordinated Indebtedness of that Junior Creditor.

13.02 Borrower's General Indemnity. The Borrower shall indemnify the Senior Creditors against all losses, liabilities, damages, costs and expenses incurred by them in the execution or performance of the terms and conditions hereof and against all actions, proceedings, claims, demands, costs, charges and expenses which may be incurred, sustained or arise in respect of the non-performance or non-observance of any of the undertakings and agreements on the part of the Junior Creditors and the Borrower herein contained or in respect of any matter or thing done or omitted relating in any way whatsoever to the Subordinated Indebtedness.

13.03 Payment and Security. The Senior Creditors may retain and pay out of any money in the Senior Creditors' hands all sums necessary to effect the indemnity contained in this Clause 13 and all sums payable by the Junior Creditors and the Borrower under this Clause 13 shall form part of the monies hereby secured.


14.      FURTHER ASSURANCE

14.01 Further Assurance. Each of the Junior Creditors and the Borrower shall at any time and from time to time (whether before or after the security hereby created shall have become enforceable) execute such further legal or other mortgages, charges or assignments and do all such transfers, assurances, acts and things as the Senior Creditors may require over or in respect of the Subordinated Indebtedness to secure all monies, obligations and liabilities hereby covenanted to be paid or hereby secured or for the purposes of perfecting and completing any assignment of the Senior Creditor's rights, benefits or obligations hereunder and the Junior Creditors and the Borrower shall also give all notices, orders and directions which the Senior Creditors may require.

14.02 Enforcement of Senior Creditors' Rights. Each of the Junior Creditors and the Borrower will do or permit to be done everything which the Senior Creditors may from time to time require to be done for the purpose of enforcing the Senior Creditors' rights hereunder and will allow the names of the Junior Creditors and the Borrower (as the case may be) to be used as and when required by the Senior Creditors for that purpose.


15.      SUSPENSE ACCOUNT

         Any Senior Creditor may place and keep any monies received by virtue of this Deed (whether before or after the insolvency, bankruptcy or liquidation of any of the Junior Creditors or the Borrower) to the credit of a suspense account for so long as the Senior Creditor may think fit in order to preserve the rights of such Senior Creditor to sue or prove for the whole amount of its claims against the Junior Creditors, the Borrower or any other person.


16.      WAIVER AND SEVERABILITY

         No failure or delay by any Senior Creditor in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law. If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Deed, shall not be affected or impaired thereby.


17.      MISCELLANEOUS

17.01 Continuing Obligations. The liabilities and obligations of the Junior Creditors and the Borrower under this Deed shall remain in force notwithstanding any act, omission, event or circumstance whatsoever, until full, proper and valid payment of the Senior Indebtedness.

17.02 Protective Clauses. Without limiting Clause 17.01, neither the liability of the Junior Creditors or the Borrower nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:

         (a) the granting of any time or indulgence to the Borrower or any other person;

         (b) any variation or modification of any document evidencing or securing the Senior Indebtedness;

         (c) the invalidity or unenforceability of any obligation or liability of the Borrower under any document evidencing or securing the Senior Indebtedness to which it is a party;

         (d) any invalidity or irregularity in the execution of any document evidencing or securing the Senior Indebtedness;

         (e) any deficiency in the powers of the Borrower to enter into or perform any of its obligations under any document evidencing or securing the Senior Indebtedness to which it is party or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on behalf of the Borrower;

         (f) the insolvency, bankruptcy or liquidation or any incapacity, disability or limitation or any change in the constitution or status of the Borrower or any of the Junior Creditors;

         (g) any document evidencing security, Charge, guarantee or other security or right or remedy being or becoming held by or available to any Senior Creditor or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired, or by any Senior Creditor at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy such Senior Creditor may now or hereafter have from or against the Borrower or any other person;

         (h) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against the Borrower or any other person or any compromise, arrangement or settlement with any of the same; and

         (i) any act, omission, event or circumstance which would or may, but for this provision, operate to prejudice, affect or discharge this Deed or the liability of the Junior Creditors or the Borrower hereunder.

17.03 Binding Nature of Deed. The Borrower and each of the Junior Creditors agrees to be bound by this Deed notwithstanding that any other person who was intended to sign or be bound by this Deed fails, for any reason, so to sign or be bound or that this Deed is for any reason invalid or unenforceable against such person.

17.04 Unrestricted Right of Enforcement. This Deed may be enforced without the Senior Creditors first having recourse to any other security or rights or taking any other steps or proceedings against the Junior Creditors, the Borrower or any other person or may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured.

17.05 Discharges and Releases. Notwithstanding any discharge, release or settlement from time to time between or among any or all the Senior Creditors and the Junior Creditors or the Borrower, if any security, disposition or payment granted or made to any Senior Creditor in respect of the Subordinated Indebtedness by any Junior Creditor, the Borrower or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, each of the Senior Creditors shall be entitled hereafter to enforce this Deed as if no such discharge, release or settlement had occurred.

17.06 Amendment. Any amendment or waiver of any provision of this Deed and any waiver of any default under this Deed shall only be effective if made in writing and signed by or on behalf of the party against whom enforcement of the amendment or waiver is asserted.


18.      ASSIGNMENT

18.01 The Holders of Class A, C and D Indebtedness and the Borrower. None of the holders of Class A, C and D Indebtedness and the Borrower shall assign any of their rights hereunder.

18.02 The Holder of Class B Indebtedness. The holder of Class B Indebtedness may assign or grant participations in all or any part of its rights under this Deed and make disclosures in accordance with the provisions of clause 19 of the AES Loan Agreement as if references therein to the Borrower were references to the holders of Class A, C or D Indebtedness or the Borrower (as the case may be) and any assignee of or participant in Class B Indebtedness may further so assign or grant participations in all or any part of its rights under this Deed.

19.      NOTICES

19.01 Delivery. Each notice, demand or other communication to be given or made under this Deed shall be in writing and delivered or sent to the relevant party at its address or telex number or fax number set out below (or such other address or telex number or fax number as the addressee has by five (5) days' prior written notice specified to the other party):

         To the Guarantor           China Power International Holding Limited
         and Sponsor:               Suite 5306, Central Plaza
                                    18 Harbour Road
                                    Wanchai, Hong Kong

                                    Fax Number:        (852) 2802-3922
                                    Attention:         Zhao Xin Yan/
                                                       Wang Zi Chao


         To the Junior              AES China Holding Company (L) Limited
         Lender and                 9th Floor, Allied Capital Resources Building
         Sponsor:                   32-38 Ice House Street
                                    Central, Hong Kong

                                    Fax Number:        (852) 2530-1673
                                    Attention:         Jeff Safford
                                                       Chief Financial Officer


         To the Junior              Anhui Liyuan Electric Power Limited
         Subordinated               No. 415 Wuhu Road
         Lenders                    Hefei
         and Sponsors:              Anhui Province
                                    People's Republic of China

                                    Fax Number:        (86-551) 363-7642
                                    Attention:         Long Wen Ming/
                                    Susan Jie/
                                                       Chen Liang Bao

                                    Wuhu Energy Development Company
                                    Commercial Office Building
                                    West Huangshan Road
                                    Wuhu
                                    Anhui Province
                                    People's Republic of China

                                    Fax Number:        (86-553) 382-3224
                                    Attention:         Zhai Dao Ping

         To the Borrower:           Wuhu Shaoda Electric Power Development
                                    Company Limited
                                    Commercial Office Building
                                    West Huangshan Road
                                    Wuhu
                                    Anhui Province
                                    People's Republic of China

                                    Fax Number:        (86-553) 382-3224
                                    Attention:         Zhai Dao Ping

19.02 Deemed Delivery. Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address; (b) if given or made by telex, when dispatched with confirmed answerback and (c) if given or made by fax, when dispatched.


20.      GOVERNING LAW AND JURISDICTION

20.01 Law. This Deed and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of England.

20.02 Jurisdiction. Each of the Junior Creditors and the Borrower agrees that any legal action or proceeding arising out of or relating to this Deed may be brought in the courts of England and irrevocably submit to the non-exclusive jurisdiction of such courts.

20.03 Process Agent. Each of the Junior Creditors and the Borrower irrevocably appoints Rowe & Maw (Attention: Mr. Bernd Ratzke) of 20 Blackfriars Lane London EC4V 6HT, England as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in England. If for any reason the agent named above (or its successor) no longer serves as agent of any Junior Creditor or the Borrower for this purpose, the relevant Junior Creditor or the Borrower (as the case may be) shall promptly appoint a successor agent satisfactory to the Senior Creditors and notify the Senior Creditors thereof, provided that until the Senior Creditors receive such notification, they shall be entitled to treat the agent named above (or its said successor) as the agent of such Junior Creditor and/or the Borrower (as the case may be) for the purposes of this Clause 20.03. Each of the Junior Creditors and the Borrower agrees that any such legal process shall be sufficiently served on it if delivered to such agent for service at its address for the time being in England whether or not such agent gives notice thereof to such Junior Creditor or the Borrower as applicable.

20.04 No Limitation on Right of Action. Nothing herein shall limit the right of the Senior Creditors to commence any legal action against the Junior Creditors or the Borrower and/or their property in any other jurisdiction or to serve process in any manner permitted by law, and the initiation of proceedings in any jurisdiction shall not preclude the initiation of proceedings in any other jurisdiction whether concurrently or not.

20.05 Waiver; Final Judgment Conclusive. Each of the Junior Creditors and the Borrower irrevocably and unconditionally waives any objection which it may now or hereafter have to the choice of England as the venue of any legal action arising out of or relating to this Deed. Each of the Junior Creditors and the Borrower also agrees that a final judgment against it in any such legal action shall be final and conclusive and may be enforced in any other jurisdiction, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.

20.06 Waiver of Immunity. Each of the Junior Creditors and the Borrower irrevocably waives any immunity to which it or its property may at any time be or become entitled, whether characterized as sovereign immunity or otherwise, from any set-off or legal action in England or elsewhere, including immunity from service of process, immunity from jurisdiction of any court or tribunal, and immunity of any of its property from attachment prior to judgment or from execution of a judgment.


IN WITNESS whereof each of the parties hereto have executed this Deed on the day and year first above written.

THE GUARANTOR AND A SPONSOR
---------------------------
THE COMMON SEAL of                          )
CHINA POWER INTERNATIONAL                   )
HOLDING LIMITED                             )
was hereunto affixed                        )
in the presence of:                         )



THE JUNIOR LENDER AND A SPONSOR
-------------------------------
THE COMMON SEAL of                          )
AES CHINA HOLDING                           )
COMPANY (L) LIMITED                         )
was hereunto affixed                        )
in the presence of:                         )



THE JUNIOR SUBORDINATED LENDERS AND SPONSORS
--------------------------------------------
EXECUTED as, and DELIVERED as, a Deed       )
by ANHUI LIYUAN ELECTRIC POWER              )
DEVELOPMENT COMPANY LIMITED                 )
acting by its authorized signatory          )
in the presence of:                         )



EXECUTED as, and DELIVERED as, a Deed       )
by WUHU ENERGY DEVELOPMENT COMPANY          )
acting by its authorized signatory          )
in the presence of:                         )



THE BORROWER
------------
EXECUTED as, and DELIVERED as, a Deed       )
by WUHU SHAODA ELECTRIC POWER               )
DEVELOPMENT COMPANY LIMITED                 )
acting by its authorized signatory          )
in the presence of:                         )

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